UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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SCHEDULE 14A INFORMATION

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MSA Safety Incorporated

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Your Vote Counts! MSA SAFETY INCORPORATED 2022 Annual Meeting Vote by May 12, 2022 11:59 PM ET MSA SAFETY INCORPORATED 1000 CRANBERRY WOODS DRIVE CRANBERRY TOWNSHIP, PA 16066 D66711-P66842-Z81842 You invested in MSA SAFETY INCORPORATED and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 13, 2022. Get informed before you vote View the Annual Report to Shareholders, Notice of Annual Meeting and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 29, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 13, 2022 9:00 AM Virtually at: www.virtualshareholdermeeting.com/MSA2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors for a term expiring in 2025. Nominees: 01) Robert A. Bruggeworth 02) Gregory B. Jordan 03) Rebecca B. Roberts 04) William R. Sperry For 2. Election of a Director for a term expiring in 2024. Nominee: 01) Luca Savi For 3. Selection of Ernst & Young LLP as the Company’s independent registered public accounting firm. For 4. To provide an advisory vote to approve the executive compensation of the Company’s named executive officers. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D66712-P66842-Z81842